21st Century Holding Company
   Management's Discussion and Analysis of Financial Condition and Results of
                                   Operations

EXHIBIT 32.2

     CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
                               SARBANES-OXLEY ACT

      In connection with the Quarterly Report on Form 10-Q of 21st Century Holding Company for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, James G. Jennings, III, Chief Financial Officer of 21st Century Holding Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of 21st Century Holding Company.

By:  /s/ James G. Jennings, III
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James G. Jennings, III, Chief Financial Officer